MED-EMERG INC.

Summary of Renewal Dates


--------------------------------------------------------------------------
                               Start                  Renewal
  Hospital Name                Date                    Date
--------------------------------------------------------------------------

Barry's Bay                 April 1, 1996            March 31, 1998
Bracebridge - IM            July 1, 1997              June 30, 1998
Branson                     April 1, 1997            March 31, 1998
Campbellford              January 16, 1996          March 31, 1998
Corner Brook                October 1, 1997          March 31, 1998
Deep River                    April, 1997            March 31, 1998
Douglas Memorial          January 16, 1996          March 31, 1998
Grand River                October 1, 1997          December 31, 1997
Port Colborne               April 1, 1997            March 31, 1998
Port Hope                  January 1, 1997          April 30, 1997        rolling over each month
Queensway General          February 1, 1994     rolling over each month
Renfrew Victoria            July 1, 1997              June 30, 1998
Stephenville                October 1, 1997          March 31, 1998
Wellesley - ER             March 21, 1994       rolling over each month
Wellesley - IM              July 1, 1997              June 30, 1998
Whitby General              June 1, 1997             May 31, 1998


Med-Emerg International Inc.

Summary of Physician Contracts



--------------------------------------------------------------------------------------------------------------------
  Physician's    CLI, ER or   Full-time/                    Term of                             Physician
     Name       IM Physician  Part-time                     Contract                           Remuneration
--------------------------------------------------------------------------------------------------------------------

ABBOTT, C.         CLI       Part-time                    Jul/97 - Jul/98                53% of Gross Billings
ARAUJO, A.         CLI       Part-time              Currently under negotiation          60% of Gross Billings
ARCIA, E.          CLI       Full-time                  Sep 1/97 - Sep 1/98              65% of Gross Billings
ASTAPHAN, C        CLI       Part-time                 Apr 18/97 - Apr 18/98              60% of Gross Billings
BAJWA, R.          CLI       Part-time              Currently under negotiation          53% of Gross Billings
CHOI, D.           CLI       Part-time              Currently under negotiation          60% of Gross Billings
CORRIN, D.         CLI       Full-time                 Feb 25/97 - Feb 25/98              60% of Gross Billings
GERENA, H.         CLI       Part-time                 Jan 24/97 - Jan 24/98              60% of Gross Billings
HAMBOYAN, H.       CLI       Part-time              Currently under negotiation          60% of Gross Billings
HOLLIS, B.         CLI       Full-time                  Sep 1/97 - Sep 1/98              65% of Gross Billings
HUSSAIN            CLI       Part-time              Currently under negotiation          60% of Gross Billings
JAIPARGOS, C.      CLI       Part-time              Currently under negotiation          60% of Gross Billings
KASHANI, S.        CLI       Part-time                 Jan 15/97 - Jan 15/98              60% of Gross Billings
KAWAI, S. H.       CLI       Part-time                 Oct 30/97 - Oct 30/98              75% of Gross Billings
KHOURY, L.E.       CLI       Part-time                 May 21/97 - May 21/98              60% of Gross Billings
LALONDE, L.        CLI       Part-time              Currently under negotiation          53% of Gross Billings
LEE, K.            CLI       Part-time              Currently under negotiation          60% of Gross Billings
MARCHUK, P.        CLI       Part-time              Currently under negotiation          53% of Gross Billings
MCNEIL, M.         CLI       Part-time                July 30/97 - July 30/98            53% of Gross Billings
MORRISON, J.       CLI       Full-time                  Sep 1/97 - Sep 1/98              60% of Gross Billings
NEUMANN, G         CLI       Part-time              Currently under negotiation          60% of Gross Billings
PARRAGA, R.        CLI       Part-time                 Jan 24/97 - Jan 24/98              60% of Gross Billings
PRASAD, S          CLI       Part-time                 Feb 28/97 - Feb 28/98              65% of Gross Billings
RAGULA, B.         CLI       Full-time                  Sep 1/97 - Sep 1/98          $9,166.67/month consulting fee
RAO                CLI       Part-time               July 10/97 - Jul 10/98              53% of Gross Billings
RASTOGI, S.        CLI       Part-time              Currently under negotiation          53% of Gross Billings
ROSENTHAL, S.      CLI       Part-time              Currently under negotiation          53% of Gross Billings
SHEIVITZ, A.       CLI       Part-time                 Apr 18/97 - Apr 18/98              60% of Gross Billings
VIDETIC, G.        CLI       Part-time                July 16/97 - July 16/98            53% of Gross Billings
VOCKENTENZ, B.     CLI       Full-time                  Sep 1/97 - Sep 1/98              65% of Gross Billings
WEISBROD, M.       CLI       Full-time              Currently under negotiation          65% of Gross Billings
ACHARYA, S.        ER        Part-time                   Started Feb/94             $70/hr or 80% of Gross Billings
AITKEN, D.         ER        Part-time                   Started May/97             $70/hr or 80% of Gross Billings
ALTER, L           ER        Part-time                   Started Oct/97             $70/hr or 80% of Gross Billings
ANDRUKO, B.        ER        Part-time                   Started Jun/95             $70/hr or 80% of Gross Billings
BARTLETT, N.       ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
BATEMAN, B.        ER        Part-time                   Started Nov/96             $70/hr or 80% of Gross Billings
BERGERON, P.       ER        Part-time                   Started Jun/97             $70/hr or 80% of Gross Billings
BIER, A.           ER        Part-time                   Started Sep/97             $70/hr or 80% of Gross Billings
BOYLE, S.          ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
BRADFORD, P.       ER        Part-time                   Started Jun/95             $70/hr or 80% of Gross Billings
BRAR, D.           ER        Full-time                   Started Jun/92             $70/hr or 80% of Gross Billings
BURNETT, S.        ER        Part-time                   Started Aug/96             $70/hr or 80% of Gross Billings
BUSH, K.           ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
BUSTOS, E.         ER        Part-time                   Started May/97             $70/hr or 80% of Gross Billings
CAMERON, S.F.      ER        Part-time                   Started Nov/96             $70/hr or 80% of Gross Billings
CAPELLO, N.        ER        Part-time                   Started Oct/97             $70/hr or 80% of Gross Billings
CAPELLO, T.        ER        Part-time                   Started Jul/94             $70/hr or 80% of Gross Billings



CHADHA, A.         ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
CHAN, A.           ER        Part-time                   Started Jun/96             $70/hr or 80% of Gross Billings
CHEN, A.           ER        Part-time                   Started Apr/97             $70/hr or 80% of Gross Billings
CHEN, T.I.         ER        Part-time                   Started Sep/96                  92% of Gross Billings
CHRISTINCK, R.     ER        Part-time                   Started May/97             $70/hr or 80% of Gross Billings
CHU, N.            ER        Part-time                   Started May/96             $70/hr or 80% of Gross Billings
CHUNG, J.          ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
CHUNG, M.          ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
CLARK, C.          ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
CONWAY, E.         ER        Part-time                   Started Jun/95             $70/hr or 80% of Gross Billings
DARLING, J.        ER        Part-time                   Started Jun/97             $70/hr or 80% of Gross Billings
DEVIN, B.          ER        Part-time                   Started Nov/95             $70/hr or 80% of Gross Billings
DEW, B.            ER        Part-time                   Started Jan/94             $70/hr or 80% of Gross Billings
DOWNES, A.         ER        Part-time                   Started Jul/96             $70/hr or 80% of Gross Billings
EDORA, F.          ER        Part-time                   Started Sep/97             $70/hr or 80% of Gross Billings
FALCIONI, M.       ER        Part-time                   Started May/96             $70/hr or 80% of Gross Billings
FARQUHARSON, S.    ER        Part-time                   Started Jun/97             $70/hr or 80% of Gross Billings
FRYE, H.           ER        Part-time                   Started Sep/97             $70/hr or 80% of Gross Billings
FOWLER, S.         ER        Part-time                   Started Mar/96             $70/hr or 80% of Gross Billings
GIUSTINO, J.       ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
GOLDMAN, R.        ER        Part-time                   Started Jan/95             $70/hr or 80% of Gross Billings
GOLDSTEIN, R.      ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
GRAY, S.           ER        Part-time                   Started May/95             $70/hr or 80% of Gross Billings
HAAS, Y.           ER        Part-time                   Started Apr/96             $70/hr or 80% of Gross Billings
HANLEY, B.         ER        Part-time                   Started Sep/97             $70/hr or 80% of Gross Billings
HEMENS, B.         ER        Part-time                   Started Mar/97             $70/hr or 80% of Gross Billings
HESTON, J.         ER        Part-time                   Started Nov/94             $70/hr or 80% of Gross Billings
JACKA, M.          ER        Part-time                   Started Jun/94             $70/hr or 80% of Gross Billings
JACOBSON, P.       ER        Part-time                   Started May/97             $70/hr or 80% of Gross Billings
JAMES, D.          ER        Part-time                   Started Jun/97             $70/hr or 80% of Gross Billings
JOHNSTON, E.       ER        Part-time                   Started May/94             $70/hr or 80% of Gross Billings
JONASCH, E.        ER        Part-time                   Started Aug/94             $70/hr or 80% of Gross Billings
KAISER, J.         ER        Part-time                   Started Dec/95             $70/hr or 80% of Gross Billings
KERR, R.           ER        Part-time                   Started Apr/97             $70/hr or 80% of Gross Billings
KILLAM, S.         ER        Part-time                   Started Aug/97                  92% of Gross Billings
KOPP, M.           ER        Part-time                   Started Jan/92             $70/hr or 80% of Gross Billings
KOZAR, J.          ER        Part-time                   Started Aug/96             $70/hr or 80% of Gross Billings
KU, J.             ER        Full-time                   Started May/95                  92% of Gross Billings
KUDLAK, R.         ER        Part-time                   Started Sep/96             $70/hr or 80% of Gross Billings
LAIDLAW, S.        ER        Part-time                   Started Oct/96             $70/hr or 80% of Gross Billings
LAM, R.            ER        Part-time                   Started Jan/93             $70/hr or 80% of Gross Billings
LEE, A.            ER        Part-time                   Started Apr/97             $70/hr or 80% of Gross Billings
LEE, J.O.          ER        Part-time                   Started Dec/92             $70/hr or 80% of Gross Billings
LEUNG, F.          ER        Part-time                   Started Nov/94             $70/hr or 80% of Gross Billings
LI, K.             ER        Part-time                   Started Dec/96             $70/hr or 80% of Gross Billings
LIANG, W.          ER        Part-time                   Started Jul/96             $70/hr or 80% of Gross Billings
LING, P.           ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
LINGERTAT, J.      ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
LLANO, M.          ER        Part-time                   Started Jul/95             $70/hr or 80% of Gross Billings
LLOYD, J.          ER        Part-time                   Started Nov/94             $70/hr or 80% of Gross Billings
LU, G.             ER        Part-time                   Started Oct/97             $70/hr or 80% of Gross Billings
LUKE, A.           ER        Full-time                   Started May/97             $70/hr or 80% of Gross Billings
MacDONALD, J.      ER        Part-time                   Started Jul/96             $70/hr or 80% of Gross Billings
MacLEOD, H.        ER        Part-time                   Started Jul/96             $70/hr or 80% of Gross Billings



MAHESAN, D.        ER        Full-time                   Started Nov/93             $70/hr or 80% of Gross Billings
MAIER, P.          ER        Part-time                   Started Mar/97             $70/hr or 80% of Gross Billings
MALAYIL, N.        ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
MARTIN, A.         ER        Part-time                   Started Dec/96             $70/hr or 80% of Gross Billings
MARTINIUK, S.      ER        Part-time                   Started Jun/97             $70/hr or 80% of Gross Billings
MASGORET, J.       ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
MASTER, S.         ER        Part-time                   Started Feb/97             $70/hr or 80% of Gross Billings
MATHESON, J.       ER        Full-time                   Started Dec/93                  92% of Gross Billings
McCLURE, D.        ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
McINTYRE, K.       ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
NAGPAL, S.         ER        Part-time                   Started Feb/95             $70/hr or 80% of Gross Billings
NEARY, E.          ER        Part-time                   Started Oct/94             $70/hr or 80% of Gross Billings
NG. D.             ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
NIMIGAN, W.        ER        Part-time                   Started Oct/93             $70/hr or 80% of Gross Billings
OMARALI, I.        ER        Part-time                   Started Jul/96             $70/hr or 80% of Gross Billings
PARK, J.S.         ER        Full-time                   Started Oct/94                  92% of Gross Billings
PARK, V.           ER        Part-time                   Started Apr/91             $70/hr or 80% of Gross Billings
QUIGLEY, C.        ER        Part-time                   Started Apr/97             $70/hr or 80% of Gross Billings
RAPTIS, S.         ER        Part-time                   Started Jun/92             $70/hr or 80% of Gross Billings
REIMER, D.         ER        Part-time                   Started Mar/97             $70/hr or 80% of Gross Billings
ROSS, C.           ER        Part-time                   Started Nov/96             $70/hr or 80% of Gross Billings
ROULEAU, K.        ER        Part-time                   Started Sep/95             $70/hr or 80% of Gross Billings
SABAN, S.          ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
SAINI, S.          ER        Part-time                   Started May/97             $70/hr or 80% of Gross Billings
SARANCHUK, P.      ER        Part-time                   Started Sep/93             $70/hr or 80% of Gross Billings
SCHNECK, C.        ER        Part-time                   Started Feb/97             $70/hr or 80% of Gross Billings
SCHWEITZER, M.     ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
SEM, F.            ER        Part-time                   Started Nov/94             $70/hr or 80% of Gross Billings
SERGEANT, M.       ER        Full-time                   Started Aug/95             $70/hr or 80% of Gross Billings
SIEMINOWSKI, T.    ER        Part-time                   Started May/97             $70/hr or 80% of Gross Billings
SILVERSTEIN, J.    ER        Part-time                   Started May/95             $70/hr or 80% of Gross Billings
SINGH, A.          ER        Part-time                   Started Aug/95             $70/hr or 80% of Gross Billings
SINGH, T.          ER        Part-time                   Started Jun/91             $70/hr or 80% of Gross Billings
SKALENDA, P.       ER        Part-time                   Started Jun/95             $70/hr or 80% of Gross Billings
SMYLIE, J.         ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
SOMOGYI, D.        ER        Part-time                   Started Jul/97             $70/hr or 80% of Gross Billings
SPIER, C.          ER        Part-time                   Started May/97             $70/hr or 80% of Gross Billings
STARODUB, J.       ER        Part-time                   Started Jul/93             $70/hr or 80% of Gross Billings
STEWART, G.        ER        Part-time                   Started Mar/95             $70/hr or 80% of Gross Billings
TALIANO, J.        ER        Part-time                   Started May/96             $70/hr or 80% of Gross Billings
THAM, E.           ER        Part-time                   Started Jan/95             $70/hr or 80% of Gross Billings
TIEN, H.           ER        Part-time                   Started Jul/93             $70/hr or 80% of Gross Billings
TRAN, K.           ER        Part-time                   Started Jun/94             $70/hr or 80% of Gross Billings
WASYLYK, R.        ER        Part-time                   Started May/95             $70/hr or 80% of Gross Billings
WHALEN, B.         ER        Part-time                   Started Apr/96             $70/hr or 80% of Gross Billings
WOLNIK, M.         ER        Part-time                   Started Sep/96             $70/hr or 80% of Gross Billings
WONG, K            ER        Part-time                   Started Oct/97             $70/hr or 80% of Gross Billings
WOODWARD, P.       ER        Part-time                   Started Jan/97             $70/hr or 80% of Gross Billings
WYMAN, R.          ER        Part-time                   Started Jul/96             $70/hr or 80% of Gross Billings
YOUNG, G.          ER        Part-time                   Started Jun/96             $70/hr or 80% of Gross Billings
AITKEN, S.         IM        Part-time                   Started Jan/97                  100% of Gross Billings
ANTONIOU, M.       IM        Part-time                   Started Jun/97                  100% of Gross Billings
BELLINI, A.        IM        Part-time                   Started Jul/96                  100% of Gross Billings
CANTOR, W.         IM        Part-time                   Started Aug/96                  100% of Gross Billings



CHAN, W.S.         IM        Part-time                   Started Aug/96                  100% of Gross Billings
CULLETON, B.       IM        Part-time                   Started Oct/96                  100% of Gross Billings
DEKETELE, A.       IM        Part-time                   Started Oct/96                  100% of Gross Billings
EISEN, A.          IM        Part-time                   Started Jul/96                  100% of Gross Billings
EPHTIMIOS, I.      IM        Part-time                   Started Nov/95                  100% of Gross Billings
FISHER, Mark       IM        Part-time                   Started Aug/96                  100% of Gross Billings
LEE, M.            IM        Part-time                   Started Oct/96                  100% of Gross Billings
MacDONALD, B.      IM        Part-time                   Started Jul/96                  100% of Gross Billings
MACE, S.           IM        Part-time                   Started Jul/97                  100% of Gross Billings
MADARNAS, Y.       IM        Part-time                   Started Dec/96                  100% of Gross Billings
MAK, V.            IM        Part-time                   Started Jan/97                  100% of Gross Billings
O'CONNOR, C.       IM        Part-time                   Started Jun/97                  100% of Gross Billings
PATNAIK, A.        IM        Part-time                   Started Jul/96                  100% of Gross Billings
PHILLIPS, E.       IM        Part-time                   Started Aug/96                  100% of Gross Billings
PURI, V.           IM        Part-time                   Started Aug/96                  100% of Gross Billings
ROSENBLOOM, A.     IM        Part-time                   Started Jul/96                  100% of Gross Billings
SILVERBERG, M.     IM        Part-time                   Started Jul/96                  100% of Gross Billings
SITARAMAN, S.      IM        Part-time                   Started Sep/96                  100% of Gross Billings
SONNENBERG, B.     IM        Part-time                   Started Nov/96                  100% of Gross Billings
STEVENS, B.        IM        Part-time                   Started Nov/96                  100% of Gross Billings
VALETTAS, N.       IM        Part-time                   Started Jun/97                  100% of Gross Billings
VASUDEVAN, S.      IM        Part-time                   Started Sep/96                  100% of Gross Billings
WANG, B.           IM        Part-time                   Started Jul/97                  100% of Gross Billings
WOJCICKI, A.       IM        Part-time                   Started Dec/96                  100% of Gross Billings
YEE, A.            IM        Part-time                   Started Jul/96                  100% of Gross Billings
AWERBUCK, J.       UC        Part-time                   Started Oct/97             $70/hr or 68% of Gross Billings
CHUNG, M.          UC        Part-time                   Started Nov/97             $70/hr or 68% of Gross Billings
DHILLON, J.        UC        Part-time                   Started Oct/97             $70/hr or 68% of Gross Billings
GOEL, S.           UC        Part-time                   Started Nov/97             $70/hr or 68% of Gross Billings
HANS, L.           UC        Part-time                   Started Oct/97             $70/hr or 68% of Gross Billings
LAM, R.            UC        Full-time                   Started Sep/97             $70/hr or 68% of Gross Billings
LUKE, A.           UC        Full-time                   Started Oct/97             $70/hr or 68% of Gross Billings
PATEL, D.          UC        Part-time                   Started Sep/97             $70/hr or 68% of Gross Billings



Note 1:
ER stands for Emergency Department Physicians
IM stands for Internal Medicine Physicians
CLI stand for Walk-in and Family Practice Physicians

Note 2:
The ER and IM physicians sign an agreement when they start working with Med-Emerg, however, unlike the Walk-in and Family Practice physicians, the agreement does not renew every year. It continues to roll over" until either the Physician or Med-Emerg decide to terminate the agreement.